OTHER RECEIVABLES, NET (Details) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
OTHER RECEIVABLES, NET
Rental deposit	$ 0	$ 7,712
Property management fee deposit	5,472	0
Due from third parties	2,150	77,986
Other receivable from customer in agent service	153,046	0
Total other receivables	160,668	85,698
Less: Provision for doubtful accounts	0	(72,852)
Other receivables, net	$ 160,668	$ 12,846